UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2007

ISONICS CORPORATION

(Name of registrant as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including
Area code

Not applicable

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 — Entry into a Material Definitive Agreement

A.            Document Amendment Agreement

On April 5, 2007 we entered into a Document Amendment Agreement (the “Agreement”) with Cornell Capital Partners L.P. (“Cornell”) whereby the terms of each of the three 6% convertible debentures aggregating $16,000,000 in principal amount (the “Debentures”) purchased by Cornell on and after May 30, 2006 were uniformly amended.

Pursuant to the Agreement, we agreed to increase the interest rate on the Debentures whereby interest will accrue on the Debentures as follows:

•                  From April 9, 2007 thru April 8, 2008 at an annual rate equal to thirteen percent (13%);

•                  From April 9, 2008 thru October 8, 2008 at an annual rate equal to eleven percent (11%); and

•                  From October 9, 2008 until the outstanding principal balance is paid in full at an annual rate equal to seven and three quarters percent (7.75%).

In exchange, Cornell agreed that it is prohibited from converting the Debentures without written consent from Isonics until after February 28, 2008 unless either the volume weighted average prices (“VWAP”) of the Company’s Common Stock for five (5) consecutive trading days is $3.00 or greater or an Event of Default has occurred.  The Agreement also deleted in its entirety a clause in the Debentures that would have provided for a net cash settlement upon conversion if certain conditions existed at the time of conversion.  Additionally, the Agreement amended the provision regarding the Company assets Cornell holds as a security interest under the Debenture so that in addition to the assets already subject to Cornell’s security interest, the assets described in a Pledge Agreement dated April 10, 2007 between Isonics and Cornell (and described below) also are pledged as security under the Debentures.

The Agreement also amended the Securities Purchase Agreement between Isonics and Cornell dated May 30, 2006 by adding a new Section 7.8 entitled “Divestiture of Assets.”  Pursuant to this new Section, we and our subsidiaries are prohibited from entering into any type of transaction, series of transactions, or agreement, whereby we would dispose of any asset valued at $250,000 or more.

B.            Cornell $2 Million Fund Raising

On April 10, 2007, we completed a private placement pursuant to which we issued Cornell a 13% secured convertible debenture with a principal amount of $2,000,000, and one warrant to purchase a total of 250,000 shares of our common stock (the “Warrant”) at an exercise price of $5.00 per share.  The Warrant can be exercised for a period of three years.

To complete the transaction, we entered into the following agreements (collectively the “Transaction Documents”), each of which is discussed in more detail below:

•                  Securities Purchase Agreement,

•                  13% Secured Convertible Debenture,

•                  Warrant Agreement,

•                  Registration Rights Agreement,

•                  Pledge Agreement, and

•                  Irrevocable Transfer Agent Instructions

a.             Securities Purchase Agreement

To complete the transaction, we entered into the Securities Purchase Agreement with Cornell.  The Securities Purchase Agreement contains similar terms to the Securities Purchase Agreement we entered into with Cornell dated May 30, 2006 and described in our Form 8-K filed on June 6, 2006.  In the Securities Purchase Agreement:

•                  We made customary representations and warranties to Cornell, and received customary representations and warranties from Cornell; and

•                  Because the total number of shares issued pursuant to the Warrant and the 13% Debenture may exceed 19.99% of our outstanding shares, we agreed to seek shareholder approval of the transaction by November 30, 2007.

Under the Securities Purchase Agreement we agreed to pay Yorkville Advisors, LLC, an affiliate of Cornell, a fee equal to $160,000 (8% of the principal amount of the 13% Debenture), and also $15,000 as a structuring fee.  We will use the proceeds to fund $1,000,000 to SenseIt Corp and for general working capital purposes.

b.             13% Debenture

The 13% Secured Debenture (the “13% Debenture”) bears an interest rate of 13%.  Interest is payable at maturity, and we may elect to pay the interest amount in cash or shares of our common stock.  If we elect to pay interest in shares of our common stock, the shares will be valued at 88% of the average VWAP (volume weighted average price) of our common stock for the five trading days immediately preceding the maturity date.  The 13% Debentures will mature on May 30, 2009 unless previously paid.

We may prepay the principal amount of the 13% Debenture at any time upon not less than ten trading days notice provided the closing bid price of our stock is less than $5.00 per share.  In order to redeem the 13% Debenture in that circumstance, we will also have to pay a 20% prepayment premium.

The holder may not convert any amount of outstanding principal and/or interest without our written consent until after February 28, 2008 unless either the average VWAPs of the Company’s Common Stock for five (5) consecutive trading days is $3.00 or greater or an Event of Default has occurred.  There are some other restrictions on the holder’s right to convert:

•                                          In no case may the holder convert the 13% Debentures if it would result in beneficial ownership of more than 4.99% of our outstanding common stock (though this provision can be waived by the holder upon 65 days prior notice);

•                                          The maximum number of shares that may be issued upon conversion of the principal amount is 10,000,000 shares.

Under certain circumstances, the 13% Debenture holders are entitled to have the conversion price adjusted to correspond to common stock holders’ rights to any stock dividend, stock split, stock combination or reclassification of shares.  The $5.00 conversion price (the “Fixed Conversion Price”) may also be adjusted at the option of the holder if we issue shares of our capital stock at an effective price of less than $5.00 per share.  The price will then be adjusted to mirror the price at which such securities were issued.  Additionally, the Fixed Conversion Price may also be adjusted to the market price, as defined, of our stock at the time of the holders first conversion of either the Debentures or the 13% Debentures.  No adjustment will be made for the issuance of “Excluded Securities,” which includes:

(a)           any issuance of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital),
(b)           any issuance of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity,
(c)           options to purchase shares of our common stock, provided (I) such options are issued after the date of the 13% Debenture to our employees within 30 days of such employee’s starting his employment with us, and (II) the exercise price of such options is not less than the closing price of the common stock on the date of issuance of such option,
(d)           securities issued pursuant to an “Approved Stock Plan” (including any employee benefit plan which has been approved or is in the future approved by our board of directors, pursuant to which our securities may be issued to any employee, consultant, officer or director for services provided to us),
(e)           up to 1,000,000 shares without registration rights and not pursuant to Form S-8 that may be issued from time to time at a price no less than the VWAP ending within three business days prior to the completion of the transaction (the primary purpose of which is not to raise equity capital), and
(f)           any issuance of securities to holders of our other outstanding securities provided such transactions are in accordance with the terms of such instrument (including any anti-dilution protection contained in such instrument) or are on terms determined by our board of directors to be no less favorable to Isonics than the existing terms.

(g)                                 securities which may be issued in a private placement to accredited investors being contemplated.

We also agreed not to issue or sell any capital stock (other than Excluded Securities) below a defined market-based price, grant security interests (with certain exceptions), or file a Form S-8 registration statement without the holder’s consent (with certain exceptions) so long as the 13% Debenture is outstanding.  We may file an S-8 registration statement for certain of our existing plans without the holder’s consent.

Without the holder’s consent, we agreed not to enter into any debt agreements.  However, we are authorized to grant security interests for capital lease financing, in cases where the security interest is in the nature of a purchase money security interest, and for funds used for acquisitions of a business that has positive earnings before interest, taxes, depreciation, and amortization expenses or to refinance of the purchase money security interest initially taken.

We also granted the 13% Debenture holder a security interest in all of our assets and those of our subsidiaries, including Isonics Vancouver, Inc., Protection Plus Security Corporation, and Isonics Homeland Security and Defense Corporation.  Additionally, we entered into a Pledge and Escrow Agreement whereby we pledged 550,000 shares of Class A Common Stock of SenseIt Corp currently owned by Isonics as security for the 13% Debenture.  The SenseIt shares will serve as security for the 13% Debenture, and additionally as security for the Debentures previously issued to Cornell.  Pursuant to the Pledge and Escrow Agreement the shares shall be held by Cornell’s counsel who shall serve as the escrow agent.

Events of default under the 13% Debenture include non-payment of amounts when due, a failure to timely deliver securities upon a conversion or in payment of interest, a bankruptcy, a failure to be listed on the Nasdaq Capital Market or the OTC Bulletin Board, a change of control transaction, a default in other indebtedness exceeding $500,000, and a failure to comply with other covenants, representations, and warranties of the agreement.

Remedies for an event of default include the option to accelerate payment of the full principal amount of the Debentures, together with interest and other amounts due, to the date of acceleration.  The holder may request payment of such amounts in common stock or in cash.

c.             Warrant

In the transaction, we issued to Cornell a warrant, exercisable through April 10, 2010 to purchase 250,000 shares of common stock at $5.00 per share.  The Warrant’s exercise price may be adjusted if we sell or issue any shares of Common Stock (other than Excluded Securities as defined above) for a consideration per share less than the Warrant exercise price in effect immediately prior to such issuance or sale.  If such a sale or issuance occurs then the Warrant exercise price then in effect shall be reduced to an amount equal to the issuance price, exercise price, exchange price or purchase price for such issuance (including any reset provisions thereof).

The Warrant is exercisable for cash only, unless after October 9, 2007, we do not have a registration statement effective that permits the resale of the underlying shares, at which time the holder may exercise the warrant via a cashless exercise.

d.             Share Issuance Limitations and Irrevocable Transfer Agent Instructions

The 13% Debenture and the Warrant have certain limitations on our ability to issue shares to the holders.  Under the terms of the 13% Debentures and the Warrant, we are prohibited from issuing shares of our common stock to the holders of the 13% Debenture (upon conversion, in payment of interest, or in redemption or payment of the Debentures) and the Warrant (upon exercise) if the issuance would result in any holder owning more than 4.99% of our outstanding common stock (although the holders can waive this provision upon more than 65 days notice to us).  Additionally, until we obtain shareholder approval of the transaction, the maximum number of shares that can be issued upon exercise of the Warrant, conversion of principal and interest on the Debenture, and in payment of liquidated damages cannot exceed 2,526,617 shares (being 19.99% of the shares currently outstanding).

As part of the transaction, we also granted Cornell’s counsel irrevocable transfer agent instructions pursuant to which he has the right to direct our transfer agent, Continental Stock Transfer & Trust Company, to issue shares pursuant to the 13% Debenture or the Warrant if we fail to do so in a timely manner.  The irrevocable transfer agent instructions are only effective, however, if we fail to make a delivery requirement after being requested to do so by Cornell pursuant to a proper notice of conversion of the 13% Debenture or notice of exercise of a Warrant.

e.             Registration Rights Agreement

As a part of the transaction, we entered into the Registration Rights Agreement with Cornell.  As a result, upon the buyer’s written request we have an obligation to prepare and file with the SEC within 30 calendar days of receiving the request a registration statement to register 19.99% of the total number of shares of common stock underlying the Debenture and the Warrant, or 33% of our outstanding shares (excluding shares issued to insiders) if our shareholders have approved the transaction.  We have an obligation to use our best efforts to have the registration statement declared effective as soon as practical but in no event later than 120 calendar days of receiving the written registration request.  After filing the initial registration statement, we are obligated to file and to use our best efforts to have any subsequent registration statement declared effective within 60 calendar days of receiving the written request to file the subsequent registration statement.

If we fail to meet any of the registration statement requirements, we will be obligated to pay the holders liquidated damages equal to 1% of the liquidated value of the 13% Debenture outstanding for each 30 day period after the applicable date as the case may be.  The liquidated damages will be pro rated for each day, and in no case will we be obligated to pay liquidated damages for more than a total of 365 calendar days.  We may elect to pay any liquidated damages in cash or shares of our common stock.

The Registration Rights Agreement contains mutual indemnification provisions by which we agree to indemnify the Investors in certain circumstances, and the investors agree to indemnify us in other circumstances.

On April 11, 2007, we issued a press release in connection with the foregoing matters, a copy of which is attached hereto as Exhibit 99.1.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the discussion in Item 1.01, above, which discusses the 13% Debenture.  The 13% Debenture constitutes a direct financial obligation.

Item 3.02 Unregistered Sales of Securities

As described in Item 1.01, above, on April 10, 2007, Cornell agreed to purchase a $2,000,000 13% secured convertible debenture.  We issued a 13% Debenture and the Warrant to one accredited investor.  The following sets forth the information required by Item 701 of Regulation S-K in connection with this transaction:

(a)           The transaction was completed effective April 10, 2007.  The 13% Debenture and accrued interest are convertible into shares of our common stock, subject to the conditions described above.

The Warrant is exercisable to acquire shares of our common stock as described above, and providing the issuance of shares does not violate the share issuance limitations discussed above.

(b)           We paid a $160,000 fee and a $15,000 commitment fee to Cornell’s advisor, Yorkshire Advisors, LLC.

(c)           The total offering is $2,000,000 in cash.

(d)           We relied on the exemption from registration provided by Sections 4(2) and 4(6) of the Securities Act of 1933 and Rule 506 promulgated thereunder for this transaction.  We did not engage in any public advertising or general solicitation in connection with this transaction.  We provided the investors with disclosure of all aspects of our business, including providing the Investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information.  Based on our investigation, we believe that the investors obtained all information regarding Isonics that they requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes.  Each of the investors represented to us that it was an accredited investor.

(e)           Each Warrant issued in this transaction is exercisable through April 10, 2010.  The Warrant has an exercise price of $5.00. The 13% Debentures are convertible into common stock as described in Item 1.01, above.

(f)            Not applicable.

Item 9.01 — Financial Statements and Exhibits

(a)                                  Not applicable

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits

10.1	Document Amendment Agreement;
10.2	Securities Purchase Agreement;
10.3	Registration Rights Agreement;
10.4	Pledge and Escrow Agreement;
10.5	Irrevocable Transfer Agent Instructions;
10.6	13% Secured Convertible Debenture no. CCP-2007-1: $2,000,000 principal;
10.7	Warrant no. CCP-2007-1-1 ($5.00 exercise price); and
99.1	Press release dated April 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 11th day of April 2007.

Isonics Corporation

By:	/s/ John Sakys
John Sakys
President and Interim Chief Executive Officer